UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2011 (May 31, 2011)

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of AdCare Health Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission on June 6, 2011 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment thereto no later than 71 days after the date on which the Initial Form 8-K was required to be filed.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.        On May 31, 2011, CP Property Holdings, LLC, a wholly owned subsidiary of the Company, acquired from SPTIHS Properties Trust and Five Star Quality Care-GA, LLC (together, the “Sellers”) the operations and selected assets of a skilled nursing facility known as College Park Healthcare Center (“CPHC”). In addition, on April 29, 2011: (i) Erin Property Holdings, LLC, a wholly owned subsidiary of the Company, acquired from the Sellers the operations and selected assets of a skilled nursing facility known as Southland Care Center (“SCC”); and (ii) Mt. Kenn Property Holdings, LLC, a wholly owned subsidiary of the Company, acquired from the Sellers the operations and selected assets of a skilled nursing facility known as Autumn Breeze Healthcare Center (“ABHC” and, together, with SCC and CPHC, the “Acquired Business”).  The audited financial statements of the Acquired Business as of December 31, 2010 and December 31, 2009, and for each of the years in the two-year period ended December 31, 2010, and the unaudited financial statements of the Acquired Business for the three-month period ended March 31, 2011, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.  The unaudited pro forma financial statements of the Company and the Acquired Business are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(c)                                  Shell Company Transactions.  Not applicable.

(d)                                 Exhibits.

10.1                         CP Property Holdings, LLC Business Loan Agreement dated May 25, 2011.*

10.2                         CP Property Holdings, LLC Loan Agreement dated May 27, 2011.*

23.1                         Consent of McNair, McLemore, Middlebrooks & Co., LLC.

99.1                         Press Release dated June 1, 2011.*

99.2                         Audited financial statements of the Acquired Business as of December 31, 2010 and December 31, 2009, and for each of the years in the two-year period ended December 31, 2010, and unaudited financial statements of the Acquired Business for the three-month period ended March 31, 2011.

99.3                         Unaudited pro forma condensed consolidated financial statements of the Company and the Acquired Business.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	CP Property Holdings, LLC Business Loan Agreement dated May 25, 2011.*

10.2	CP Property Holdings, LLC Loan Agreement dated May 27, 2011.*

23.1	Consent of McNair, McLemore, Middlebrooks & Co., LLC.

99.1	Press Release dated June 1, 2011.

99.2

Audited financial statements of the Acquired Business as of December 31, 2010 and December 31, 2009, and for each of the years in the two-year period ended December 31, 2010, and unaudited financial statements of the Acquired Business for the three-month period ended March 31, 2011.

99.3	Unaudited pro forma condensed consolidated financial statements of the Company and the Acquired Business.

* Previously filed.